TRANSACTION SYSTEMS ARCHITECTS, INC.
                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         1. Purpose of the Plan. The purpose of the Transaction Systems Architects, Inc. 2000 Non-Employee Director Stock Option Plan is to promote the long-term growth of the Company by increasing the proprietary interest of Non-Employee Directors in the Company and to retain highly qualified and capable Non-Employee Directors.

         2.       Definitions.    Unless   the   context    clearly    indicates
otherwise, the following terms shall have the following meanings:

                  "Board" means the Board of Directors of the Company.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Company" means Transaction Systems Architects, Inc.

                  "Disability" shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" shall mean the closing bid price on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system for a share of Class A Common Stock of the Company.

                  "Option"  means an option to  purchase  Shares  awarded  under
         Section 4.

                  "Option Grant Date" means May 5, 2000.

                  "Optionee" means a Non-Employee Director of the Company to whom an Option has been granted.

                  "Non-Employee Director" means a director of the Company who is not an employee of the Company or any subsidiary of the Company.

                  "Plan" means the Transaction Systems Architects, Inc. 2000 Non-Employee Director Stock Option Plan, as amended from time to time.

                  "Shares" means shares of the Class A Common Stock of the Company.

                  "Stock Option Agreement" means a written agreement between a Non-Employee Director and the Company evidencing an Option in such form as the Committee shall approve.

         3. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board, or such other committee of the Board as may be directed by the Board consisting of no less than two persons (the "Committee"). Alternatively, the Board may elect to administer the Plan in whole or in part in which case references to the Committee herein shall also mean the Board, as applicable. All members of the committee shall be
"Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act. The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee shall be authorized to interpret the Plan and may, from time to time, adopt, amend and rescind such rules, regulations and procedures as it may deem advisable to implement and administer the Plan. The interpretation and construction by the Committee of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final, conclusive and binding upon all parties.

         All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board or the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

         The Committee shall have full power and authority to interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan. All such interpretations, rules and regulations shall be conclusive and binding on all parties.

         4. One Time Option Grant. On the Option Grant Date, each person who is a Non-Employee Director as of such date shall be granted an Option to purchase 6,250 Shares. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. No person shall have any rights under any Option granted under the Plan unless and until the Company and the person to whom such Option shall have been granted shall have executed and delivered a Stock Option Agreement.

         5. Eligibility. Non-Employee Directors of the Company shall be eligible to participate in the Plan in accordance with Section 4.

         6. Shares Subject to the Plan. Subject to adjustment as provided in Section 11, the aggregate number of Shares which may be issued or delivered upon the exercise of Options shall not exceed 25,000 Shares. The
Shares that may be subject to Options granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine.

         7. Non-Transferability of Options. Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during an Optionee's lifetime an Option shall be exercisable only by the Optionee.

         8. Non-Qualified Options. Each Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in
Section 422 of the Code or an option described in Section 423(b) of the Code and will be a "non-qualified stock option" for federal income tax purposes.

         9. Exercise Price. The Option exercise price per share under each Option shall be equal to 100% of the Fair Market Value per Share subject to the Option on the Option Grant Date.

         10. Exercise of Options. An Option may not be exercised during the first year after the Option Grant Date. After the first anniversary of the Option Grant Date, it may be exercised as to not more than 33-1/3% of the Shares available for purchase under the Option and, after the second and third anniversaries of the Option Grant Date, it may be exercised as to not more than an additional 33-1/3% of such shares plus any shares as to which the Option might theretofore have been exercisable but shall not have been exercised. No option shall be exercised later than ten years after the Option Grant Date.

         Except as provided in this Section 10, all Options granted to a Non-Employee Director shall automatically be forfeited by such person at the time such person shall cease to be a Non-Employee Director provided that an Optionee may exercise vested options within 30 days after termination unless the termination of a Non-Employee Director's service on the Board results from an act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, by such Non-Employee Director. The determination of whether termination results from such act shall be made by the Board, whose determination shall be conclusive. If service by the Optionee as a Non-Employee Director terminates by reason of Disability, the unexercised portion of any Option held by such Optionee at that time may be exercised within one year after the date on which the Optionee ceased to serve as a Non-Employee Director, but no later than the date the Option expires, and to the extent that the Optionee could have otherwise exercised such Option if it had been completely exercisable. To the extent that the Optionee is not entitled to exercise the Option on such date, or if the Optionee does not exercise it within the time specified, such Option shall terminate. The Committee shall have the authority to determine the date an Optionee ceases to serve as a Non-Employee Director by reason of his Disability. If an Optionee dies while serving as a Non-Employee Director of the Company (or dies within a period of 30 days after termination of his service as a Non-Employee Director for any reason other than Disability or within a period of one year after termination of his service as a Non-Employee Director by reason of Disability), the unexercised portion of any Option held by such Optionee at the time of his death may be exercised within one year after the date of such Optionee's death, but no later than the date the Option expires, and to the extent that the Optionee could have otherwise exercised such Option if it had been completely exercisable. Such Option may be exercised by the executor or administrator of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. To the extent that the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified, such Option shall terminate.

         An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Optionee entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Payment for the Shares upon exercise of an Option shall be made in cash, by certified check, or if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which the Option is being exercised, or if authorized by the Committee, by authorizing the Company to withhold from the total number of Shares to be acquired upon exercise of an Option that number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would equal the aggregate exercise price of the Shares as to which the Option is being exercised, or by any combination of such methods of payment or by any other method of payment that may be permitted under applicable law and authorized by the Committee. Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

         11. Adjustments. In the event that the outstanding Shares shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, effected without the receipt of consideration by the Company, through reorganization, merger or consolidation, recapitalization, reclassification, stock split, reverse stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Shares, the Board shall appropriately adjust, subject to any required action by the stockholders of the Company, (i) the number of Shares (and the Option exercise price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), and (ii) the number of Shares for which Options may be granted under the Plan, as set forth in Section 6 hereof, and such adjustments shall be final, conclusive and binding for all purposes of the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

         Notwithstanding the foregoing, in the event of (i) any offer or proposal to holders of the Company's Shares relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, or (iii) the dissolution or liquidation of the Company, the Committee may make such adjustment as it deems equitable in respect of outstanding Options (and in respect of the Shares for which Options may be granted under the Plan), including, without limitation, the revision, acceleration, cancellation, or termination of any outstanding Options, or the change, conversion or exchange of the Shares under outstanding Options (and of the Shares for which Options may be granted under the Plan) into or for securities or other property of another corporation. Any such adjustments by the Committee shall be final, conclusive and binding for all purposes of the Plan.

         12. Amendment of the Plan. The Board may amend the Plan from time to time as it deems desirable in its sole discretion without approval of the stockholders of the Company, except to the extent stockholder approval is required by Rule 16b-3 of the Exchange Act, applicable NASDAQ National Market or stock exchange rules, applicable Code provisions, or other applicable laws or regulations.

         13. Termination of the Plan. The Board may terminate the Plan at any time in its sole discretion. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option previously granted under the Plan in any material adverse way without the affected Optionee's consent.

         14. Modification, Extension and Renewal of Options. Within the limitations of the Plan and subject to Section 11, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options for the granting of new Options in substitution therefor. Notwithstanding the preceding sentence, except for any adjustment described in
Section 11, (i) no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan in any material adverse way without the affected Optionee's consent, and (ii) the exercise price of outstanding Options may not be altered, amended or modified.

         15. Governing Law. The Plan and all Stock Option Agreements executed in connection with the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles.

         16.      Successors.  This  Plan is  binding  on and will  inure to the
benefit  of  any   successor  to  the   Company,   whether  by  way  of  merger,
consolidation, purchase, or otherwise.

         17. Severability. If any provision of the Plan or any Stock Option Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, and the Plan and such agreement shall each be construed and enforced as if the invalid provisions had never been set forth therein.

         18. Plan Provisions Control. The terms of the Plan govern all Options granted under the Plan, and in no event will the Committee have the power to grant any Option under the Plan that is contrary to any of the provisions of the Plan. In the event any provision of any Option granted under the Plan shall conflict with any term in the Plan, the term in the Plan shall control.

         19. Headings. The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

         20. Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any Shares which are subject to an Option unless and until such person becomes a stockholder of record with respect to such Shares.